Post Balance Sheet Events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Post Balance Sheet Events

30. Post balance sheet events

In January 2024, we raised proceeds of $20 million before deducting $0.6 million in placement agent fees and other expenses, from sales of ADSs under our Sales Agreement.

On February 5, 2024 the Group announced a private placement of 5,714,286 of the Company’s American Depositary Shares (“ADSs”), each representing three ordinary shares, at a price of US $21.00 per ADS, with new and existing institutional and accredited investors (the “Private Placement”). The aggregate gross proceeds of the Private Placement was US $120 million (approximately £94.5 million) before deducting approximately £5.7 million in placement agent fees and other expenses. The financing syndicate included 5AM Ventures, Frazier Life Sciences, Logos Capital, Nextech Invest Ltd (on behalf of one or more funds managed by it), Redmile Group, TCGX and Vivo Capital.

In March 2024, Mallinckrodt notified us that they will not pursue further development of SLN501 following the completion of the phase 1 clinical trial. This will conclude all activities and commitments under the collaboration agreement.